Exhibit 10.1

LOCK-UP AGREEMENT

June __, 2015

Ladies and Gentlemen:

The undersigned is a current or former manager, executive officer or beneficial owner of capital stock or membership interests, or securities convertible into or exercisable or exchangeable for the capital stock or membership interests (each, a “Company Security”) of Pro Fit Optix Holding Company, LLC, a Florida limited liability company (the “Company”). The undersigned understands that the Company will merge or otherwise combine (the “Merger”) with and, as a result, become a wholly-owned subsidiary of, PFO Global, Inc., a publicly traded Nevada company (“Parent”), concurrently with the closing of a financing transaction by Parent (the “Funding Transaction”). The undersigned understands that the Company, Parent and the investors in the Funding Transaction will proceed with the Funding Transaction in reliance on this Lock-up Agreement.

1.        Lockup. In recognition of the benefit that the Funding Transaction will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees, for the benefit of the Company, Parent, and each investor in the Funding Transaction, that, during the period beginning on the closing date of the Merger (the “Closing Date”) and ending twelve (12) months after such date (the “Lockup Period”), the undersigned will not, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any securities of Parent (each, a “Parent Security”), beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by the undersigned on the date hereof or hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Parent Security, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any Parent Security (each of the foregoing, a “Prohibited Sale”). This Lock-up Agreement shall apply to all Parent Securities owed by the undersigned including Parent Securities issued to the undersigned in connection with the Merger.

2.        Permitted Transfers. Notwithstanding the foregoing, the undersigned (and any transferee of the undersigned) may transfer any shares of a Parent Security: (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) to non-profit organizations qualified as charitable organizations under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (iv) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding Parent Security subject to the provisions of this agreement. For purposes hereof, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

3.        Aditional Restriction. The undersigned hereby agrees that in the case of a public offering of the Parent’s securities pursuant to an effective registration statement under the Securities Act of 1933, as amended, or other offering of the Parent’s securities (whether registered or unregistered) in which the Parent engages a placement agent (the “Subsequent Offering”), at the request of the underwriter or placement agent engaged by the Parent in connection therewith, the undersigned will agree to not, without the prior written consent of such underwriter or placement agent, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any Parent Securities beneficially owned, for such period of time as such underwriter or placement agent reasonably requests and the undersigned will enter into an agreement with the Parent or managing underwriter or placement agent engaged by the Parent in connection with such Subsequent Offering to that effect.

4.        Opinion of Counsel. Any Parent Security of the undersigned shall contain a restrictive “lock-up” legend governed by the terms of this Lock-up Agreement, substantially in the form below. The Parent’s transfer agent shall only accept an opinion of counsel to remove such legend.

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER PURSUANT TO A LOCK UP AGREEMENT, DATED AS OF JUNE __, 2015 BY AND BETWEEN PFO GLOBAL, INC. AND THE HOLDER, A COPY OF WHICH MAY BE INSPECTED AT PFO GLOBAL, INC.’S PRINCIPAL OFFICE”.

5.        Governing Law. This Lock-up Agreement shall be governed by and construed in accordance with the laws of the Florida.

6.        Miscellaneous. This Lock-up Agreement will become a binding agreement among the undersigned as of the date hereof. In the event that no closing of the Merger occurs, this Lock-up Agreement shall be null and void. This Lock-up Agreement (and the agreements reflected herein) may be terminated by the mutual agreement of Parent, the undersigned and Dawson James Securities, Inc., and if not sooner terminated, will terminate upon the expiration date of the Lockup Period. This Lock-up Agreement may be duly executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO LOCK-UP AGREEMENT]

Very truly yours,

By:

Name:

Accepted and Agreed to:

PFO Global, Inc.

By:
Name: Mohit Bhansali
Title: President

Pro Fit Optix Holding Company, LLC

By:
Name: Tim Kinnear
Title: Chief Financial Officer